TAX ESCROW AGREEMENT


         THIS ESCROW AGREEMENT, dated July 22, 1998 ("Agreement") by and among Productivity Technologies Corp., a Delaware corporation, ("PTC"), formerly Production Systems Acquisition Corporation, and the sole shareholder of Atlas Technologies, Inc.; Atlas Technologies, Inc., a Michigan corporation ("Atlas," also sometimes referred to as the "Indemnitee"); Ronald M. Prime and Michael D. Austin ("Prime and Austin," sometimes referred to collectively as the "Indemnitor"), and NBD/First of Chicago, a Michigan banking corporation, as escrow agent ("Escrow Agent").

         WHEREAS, PTC, Prime and Austin entered into a certain Settlement Agreement dated July 22, 1998 ("Settlement Agreement") resolving certain outstanding issues concerning bonuses under employment contracts between Prime and Austin and Atlas and other matters; and

         WHEREAS, under paragraph 5 of the Settlement Agreement, specifically entitled "Tax Indemnity and the Establishment of Tax Escrow," Prime and Austin have jointly and severally agreed to hold Atlas harmless and indemnify Atlas against certain Internal Revenue Service ("IRS") tax liabilities more specifically defined herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

         1.       Indemnification Obligation

                  Prime and Austin have jointly and individually agreed to indemnify and hold Atlas harmless and reimburse Atlas pursuant to the following conditions:

                  A. Atlas claimed on its tax returns the following research tax credits:

                                                                Tax Credit
                           Tax Year                                Taken
                           ---------                            ----------
                             1990                               $  75,381
                             1991                                  96,661
                             1992                                 221,782
                             1993                                 121,403
                             1994                                 142,639
                             1995                                 207,262
                                                                  -------

                           TOTAL                                $ 865,128

                           The  Internal   Revenue  Service  has  threatened  to
                           disallow substantially all of the aforementioned tax credits.

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                  B.       With   regard  to  each  of  the  aforementioned  tax
                           years, Prime  and  Austin  will  indemnify  Atlas for
                           any  disallowed  research    tax    credits   claimed
                           (including    additional    taxes,  penalties    and
                           interest thereon and further including any of such liabilities arising from the utilization of said
                           credits    in   years    subsequent   to   June   30,
                           1995) ("Disallowed   Amounts");   provided,  however,
                           the  obligation  of   Prime  and  Austin to indemnify
                           Atlas shall apply only to the extent that the aggregate Disallowed Amounts exceeds $187,000 and
                           provided    further,    that    the   indemnification
                           obligation of Prime and Austin shall in no event exceed $560,000.00 plus an amount equal to all interest earned, less expenses and losses, if any, on the Escrow Amount deposited in escrow pursuant to Section 2 of this Agreement.

         2.       Deposit of Escrow Funds

                  A. Upon the execution of this Agreement, Atlas will direct the
Escrow Agent to transfer $560,000 (the "Escrow Amount") from a certain Bonus Escrow Account, Account No. 80-31485-00, to this newly established Tax Indemnification Escrow Account (NBD served as the escrow agent under the Bonus Escrow Account and will also serve as escrow agent under this Tax Indemnification Escrow Account).

                  B. The Escrow Agent shall invest the Escrow Amount in an account identified as established pursuant to this Agreement (the "Escrow Account"). The Escrow Agent will hold the Escrow Amount together with all investments thereof and all interest accumulated thereon and proceeds arising therefrom (the "Escrow Funds") in escrow upon the terms and conditions set forth in this Agreement and shall not withdraw or release the Escrow Funds or any part thereof from the Escrow Account except as provided herein.

         3.       Investments

                  A. The Escrow Agent shall invest and reinvest from time to time the Escrow Funds (i) in any obligation of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States supports the obligation or guarantee of such agency or instrumentality); (ii) in any money market fund that invests solely in such obligations or types described in clause
(i); or (iii) in any other investment agreed to in writing by PTC and Prime and Austin. In the absence of direction, the Escrow Agent shall invest the Escrow Funds in U.S. Treasury money market fund. Investments may be executed by the

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Escrow Agent's own bond  department.  To the extent the Escrow Agent invests any funds in the manner provided in this Section, no party hereto shall be liable for any loss which may be incurred by reason of any such investment.

                  B. The Escrow Agent shall have the power to reduce, sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release all or any portion of the Escrow Funds pursuant to Section 4 hereof. The Escrow Agent shall have no liability for any investment losses resulting from the investment, reinvestment, sale or liquidation of any portion of the Escrow Funds, except in the case of the gross negligence or willful misconduct of the Escrow Agent.

         4.       Claims Against the Escrow Funds

                  A. At any time and from time to time, during the period from the signing of this Agreement through the final settlement or other disposition of any tax dispute relating to the research tax credits claimed, Atlas, or PTC, on behalf of Atlas, may give to the Escrow Agent and to Prime and Austin one or more notices stating that, pursuant to this Agreement, Atlas is asserting its right to indemnity with respect to an obligation of Prime and Austin hereunder (a "Claim"). Should no objection be made by Prime and Austin within thirty (30) days of any such notice, the Escrow Agent shall release to Atlas that portion of the Escrow Funds claimed by Atlas. In the event that Prime and Austin object to the release of any part of the Escrow Funds by written notice to Atlas, PTC and the Escrow Agent given with such 30-day period, Escrow Agent shall withhold the release of such funds until it receives notice from Atlas, PTC, Prime and Austin of agreement to any release of the Escrow Funds or it receives a certified order from a court of competent jurisdiction directing such release.

         5. Settlement Authority for the Underlying Tax Dispute With the IRS

                  A. Should the IRS be willing to allow Atlas not less than $678,128 of the aforementioned research tax credits claimed, Atlas and PTC may, in their joint discretion, settle any dispute with the IRS relating to said credits without the consent of Prime and Austin. No settlement of any such dispute under which the IRS allows less than $678,128 of the research tax credits claimed may be made without the unanimous consent of Atlas, PTC and Prime and Austin.

                  B. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right to possession of the Escrow Funds or any part thereof, or the duties of the Escrow Agent hereunder, shall be settled either by mutual agreement of Atlas, PTC and Prime and Austin (evidenced


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by  appropriate  instructions  in writing to the  Escrow  Agent,  signed by such parties) or by a binding arbitration award or a final order, decree or judgment of any appropriate court located in the State of Michigan (the time for appeal having expired and no appeal having been perfected), each party or parties, other than the Escrow Agent, bearing its own costs and expenses with respect to the dispute. The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, that portion of the Escrow Funds which is the subject of such dispute.

         6.       Termination of Escrow Agreement

                  A. This Agreement shall terminate upon the earlier to occur of: (i) the disbursement of all Escrow Funds to the Indemnitee, or (ii) three months after the date of settlement or other final and non-appealable disposition of all issues between the IRS and Atlas arising under the matters referred to in Section 1(A).

                  B. As soon as practicable after the Escrow Expiration Date, the Escrow Agent shall promptly deliver to Prime and Austin out of the Escrow Funds the excess, if any, of the total amount remaining in the Escrow Funds over the sum of all amounts under unresolved or unsettled Claims then outstanding, and the Escrow Agent shall continue to retain in the Escrow Funds all such amounts under unresolved or unsettled Claims then outstanding, subject to the terms of this Agreement until resolution of such Claims.

         7.       Concerning the Escrow Agent

                  A. The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Escrow Agent may consult with counsel and shall have no liability hereunder except for its own negligence or willful misconduct. It may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it reasonably believes to be genuine and to have been signed or presented by a proper person or persons.

                  B. The Escrow Agent shall have no duties with respect to any agreement or agreements with respect to any or all of the Escrow Funds other than as provided in this Agreement. In the event that any of the terms and provisions of any other agreement between any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. Notwithstanding any provision to the contrary contained in any other agreement, the Escrow Agent shall have no interest in the Escrow Funds except as provided in this Agreement.

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                  C. So long as the Escrow  Agent shall have any  obligation  to pay any amount to the Indemnitor and/or the Indemnitee from the Escrow Funds hereunder, the Escrow Agent shall keep proper books of record and account, in which full and correct entries shall be made of all receipts, disbursements and investment activity in the Escrow Account.

                  D. The Escrow Agent shall not be bound by any modification of this Agreement affecting the rights, duties and obligations of the Escrow Agent, unless such modification shall be in writing and signed by the other parties hereto and the Escrow Agent. The Escrow Agent shall not be bound by any other modification of this Agreement unless the Escrow Agent shall have received written notice thereof.

                  E. The Escrow Agent may resign as escrow agent at any time by giving thirty (30) days written notice by registered or certified mail to the Indemnitee and Indemnitor and such resignation shall take effect at the end of such thirty (30) days or upon earlier appointment of a successor. A successor escrow agent hereunder may be appointed by designation in writing signed by the Indemnitee and Indemnitor. The Indemnitee and the Indemnitor undertake to utilize their best efforts to arrange for the appointment of a successor escrow agent. If any instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within sixty (60) days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of the Indemnitee and the Indemnitor petition any court of competent jurisdiction for the appointment of a successor escrow agent.

                  F. If at any time hereafter the Escrow Agent shall resign, be removed, be dissolved or otherwise become incapable of acting, or the bank or trust company acting as the Escrow Agent shall be taken over by any governmental official, agency, department or board, or the position of the Escrow Agent shall become vacant for any of the foregoing reasons or for any other reason, the Indemnitee and the Indemnitor shall appoint a successor escrow agent to fill such vacancy.

                  G. Every successor escrow agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Indemnitee and the Indemnitor an instrument in writing accepting such appointment hereunder, and thereupon such successor escrow agent, without any further act, shall become fully vested with all rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor; and every predecessor escrow agent shall deliver all property and monies held by it hereunder to its successor.



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                  H. The fee  charged by the  Escrow  Agent for  performing  its services hereunder shall be paid by the Indemnitee. Except as provided in subsection 7(I) hereof, the Indemnitee and the Indemnitor shall share equally any reasonable out-of-pocket costs incurred by the Escrow Agent in performing its duties hereunder. This covenant shall survive termination of this Agreement.

                  I. The Indemnitee and the Indemnitor shall indemnify and hold the Escrow Agent harmless from and against any and all expenses (including reasonable attorneys' fees), liabilities, claims, damages, actions, suits or other charges ("Agent Claims") incurred by or assessed against the Escrow Agent for anything done or omitted by the Escrow Agent in the performance of the Escrow Agent's duties hereunder, except such which result from the Escrow Agent's bad faith, gross negligence or willful misconduct. Agent Claims payable hereunder shall be paid one-half by the Indemnitee and one-half by the Indemnitor. This indemnity shall survive the resignation of the Escrow Agent or the termination of this Agreement.

                  J. To the extent any amount due to the Escrow Agent pursuant to Sections 7(H) or 7(I) is not paid, the Escrow Agent may deduct the same from the Escrow Account.

                  K. The Escrow Agent's fees shall be Four Hundred ($400.00) Dollars per year, payable in advance on the date this Agreement is executed by the Escrow Agent and on each subsequent anniversary date thereof, as long as the Escrow Agent is holding any of the Escrow Funds hereunder.

         8.       Miscellaneous

                  A.  This   Agreement   shall  be  construed  and  enforced  in
accordance with and governed by the laws of the State of Michigan, without regard to such jurisdiction's conflicts of law principles. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Agreement shall be in any federal or state court in the State of Michigan having subject matter jurisdiction.

                  B. This Agreement shall be binding upon and shall inure to the
benefit  of  the  heirs,  executors,   administrators,   legal  representatives,
successors and assigns of the parties hereto.

                  C. This Agreement may be executed in one or more counterparts which taken together shall constitute but one and the same instrument.

                  D. Section headings contained herein have been inserted for reference purposes only and shall not be construed as part of this Agreement.

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                  E. This Agreement may be modified or amended only by a written instrument duly executed by all parties hereto or their respective successors or assigns.

                  F. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (unless otherwise specifically provided for herein) if delivered personally (including by courier), telecopied (which is confirmed) or mailed (registered or certified mail), postage prepaid:

                  If to Indemnitee:

                        Atlas Technologies, Inc.
                        Attention:
                        201 S. Alloy
                        Fenton, MI 48430
                        Telecopier No. (810) 714-0209

                  with a copy to:

                        Noah Scooler, Esq.
                        Graubard Mollen & Miller
                        600 Third Avenue
                        New York, NY 10016-2097
                        Telecopier No. (212) 818-8881


                  If to Indemnitor:

                        Ronald M. Prime
                        Michael D. Austin
                        201 S. Alloy
                        Fenton, MI  48430
                        Telecopier No. (810) 750-8805

                  with a copy to:

                        Robert H. Bancroft, Esq.
                        Hicks, Schmidlin & Bancroft, P.C.
                        2300 Austin Parkway, Suite 120
                        Flint, MI 48507
                        Telecopier No. (810) 232-5538


                  If to the Escrow Agent:

                        NBD/First of Chicago
                        Plaza One Financial Center
                        Attention: Pamela W. Taeckens
                        111 E. Court Street, Suite 100
                        Flint, MI  48502
                        Telecopier No. (810) 230-1510

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or to such other  addresses  or persons as any party may have  furnished  to the other parties in writing, in accordance herewith, provided, however, that notices to the Escrow Agent shall be deemed effective only upon receipt.

                  G. The Escrow Agent shall not be liable to pay tax on any interest earned on the Escrow Amount, it being the understanding of the parties that such tax shall be the responsibility of the Indemnitor. The tax identification number for the Indemnitor appear next to their signatures set forth below.

                  H. If any party hereto refuses to comply with, or at any time violates or attempts to violate, any term, covenant or agreement contained in this Agreement, any other party hereto may, by injunctive action, compel the defaulting party to comply with, or refrain from violating, such term, covenant or agreement, and may, by injunctive action, compel specific performance of the obligations of the defaulting party.

                  I. Except as provided herein, the rights and obligations of the parties under this Agreement shall not be assigned to any person or entity, without the written consent of the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

WITNESSES:                                  Atlas Technologies, Inc.

                                                 /s/ Ronald M. Prime
                                            By: ______________________________
                                                    Ronald M. Prime
                                              Its: Chief Executive Officer


                                             /s/ Ronald M. Prime
                                            __________________________________
                                            Ronald M. Prime (###-##-####)

                                            /s/ Michael D. Austin
                                            __________________________________
                                            Michael D. Austin (###-##-####)

                                            Productivity Technologies Corp.

                                                 /s/ Jesse A. Levine
                                            By: _____________________________
                                                    Jesse A. Levine
                                                 Its: Chief Financial Officer

                                            ESCROW AGENT:

                                            NBD/First of Chicago

                                            By: ________________________

                                                Its: ______________


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